1999 PACIFIC LIFE
                        SPLIT-DOLLAR INSURANCE AGREEMENT



         This SPLIT-DOLLAR INSURANCE AGREEMENT (the "Agreement") made as of the 12th day of May, 1999 by and among PMA Capital Corporation (the "Company"), Frederick W. Anton, III, an employee of the Company (the "Employee"), and the Irrevocable Deed of Trust of Frederick W. Anton, III, dated October 25, 1995 (the "Owner").


                                R E C I T A L S
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         WHEREAS,  the Employee has rendered  loyal and valuable  service to the
Company; and

         WHEREAS, the Owner presently owns a policy which insures the life of the Employee and which is not subject to a split-dollar life insurance arrangement (the "Existing Policy"); and

         WHEREAS, in the Employment Agreement dated as of May 1, 1999 (the "Employment Agreement"), the Company agreed to provide life insurance protection for the Employee by advancing a portion of the annual premiums for such protection pursuant to a split-dollar life insurance arrangement on the terms and conditions contained herein; and

         WHEREAS, the Owner, the Company, and the Employee have agreed that the Owner will exchange the Existing Policy for a new policy of insurance on the life of the Employee in accordance with Section 1035 of the Internal Revenue Code of 1986, as amended; and

         WHEREAS, the Owner has applied for the new policy listed on Schedule A attached to this Agreement (the "Policy") and, upon its issuance, will possess all incidents of ownership in and to the Policy; and

         WHEREAS, the parties desire to enter into this split-dollar agreement with respect to the Policy to provide that the Company will advance a portion of the annual premiums due on the Policy on the terms and conditions hereinafter set forth, the Owner will collaterally assign the Policy to the Company to secure the repayment of the amounts advanced, and the Company will have a security interest in the aggregate cash surrender value of the Policy and in the proceeds thereof;

         NOW THEREFORE, in consideration of the premises and the mutual promises contained herein and intending to be legally bound, the parties hereby agree as follows:

        1. Policy. The parties have taken the actions necessary to cause the insurance company identified on Schedule A (the "Insurer") to issue the Policy to the Owner, and shall take any further action that may be necessary to cause the Policy to conform to the provisions of this

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Agreement.  The parties  agree that the Policy shall be subject to the terms and conditions of this Agreement and of the collateral assignment filed with the Insurer relating to the Policy.

        2. Ownership Rights. Except as otherwise provided herein, the Owner shall be the sole and absolute owner of the Policy and may exercise all ownership rights granted to the Owner thereunder.

        3. Payment of Annual Premiums.

                  3.1 The Owner shall pay each annual premium for the Policy (the "Premium") on or before its due date or within the grace period provided therefor under the Policy (the "Premium Due Date") as follows:

                           3.1.1 At least ten (10) days  before the  Premium Due
Date, the Owner shall pay the portion of the Premium that would be includable in the gross income of the insured for federal income tax purposes if not paid by the Insured (the "Taxable Portion") and shall send evidence of its payment to the Company.

                           3.1.2  Upon  receipt  of  the  Owner's   evidence  of
payment, the Company promptly shall advance to the Owner the remaining portion of the Premium (the "Remaining Portion"), or in its discretion the Company may pay its advance directly to the Insurer.

                           3.1.3 The  obligation  of the  Company to advance the
Remaining Portion of the Premium under Section 3.1.2 is conditioned upon the Owner's payment of the Taxable Portion of the Premium under Section 3.1.1.

                  3.2 The obligation of the Company to make the annual payments provided in Section 3.1 hereof shall be governed by the Employment Agreement.

        4. Proof of Payment of Advances. The Company shall, upon request, promptly furnish the Owner evidence of timely payment of each advance paid directly to the Insurer under Section 3.1.2.

        5. Collateral Assignment of Policies. To secure the repayment to the Company of the amounts it advances to the Owner under Section 3.1.2, the Owner has, contemporaneously herewith, assigned the Policy to the Company as collateral, under the instrument which in all material respects is the same as the form attached hereto as Addendum 1. The collateral assignment of the Policy to the Company hereunder shall not be terminated, altered or amended by the Owner, without the express written consent of the Company. The parties hereto agree to take all action necessary to cause the collateral assignment to conform to the provisions of this Agreement. In the event of any inconsistency between the terms of this Agreement and the terms of the collateral assignment, the terms of this Agreement shall control.

        6. Limitation on Policy Disposition. During the period that the collateral assignment of the Policy is in effect, the Owner shall not borrow from, pledge, transfer or assign the Policy and shall not sell, surrender or cancel the Policy, change the beneficiary designation provision or

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terminate  the  dividend  election  without the express  written  consent of the
Company, which consent shall not be unreasonably withheld.

        7. Policy Proceeds.

                  7.1 Upon the death of the Employee, the Company and the Owner shall promptly take all action necessary to obtain the death benefit provided under the Policy.

                  7.2 The Company shall have the unqualified right to receive a portion of the Policy's death benefit equal to the total amounts that it advanced with respect to the Policy under Section 3.1.2, but such amounts shall not include any amount that was transferred by the Owner from the Existing Policy to the Policy. The balance of the death benefit, if any, shall be paid directly to the beneficiary or beneficiaries designated by the Owner, in the manner and the amount or amounts provided in the beneficiary designation provision of the Policy. In no event shall the amount payable to the Company hereunder with respect to the Policy exceed the amount of the Policy's death benefit. The parties agree that the beneficiary designation provision of the Policy shall conform to the provisions hereof.

        8. Termination.

                  8.1 This Agreement shall terminate, without notice, upon the surrender of the Policy by the Owner with the written consent of the Company as provided in Section 6.

                  8.2 In addition, either the Owner or the Employee may terminate this Agreement by written notice to the other parties hereto at any time that the cash surrender value of the Policy at least equals the total amount that the Company has advanced with respect to the Policy under Section
3.1.2. Such termination shall be effective as of the date of such notice. The Company may not terminate this Agreement.

        9. Release of Policy Collateral.

                  9.1 For sixty (60) days after the date of termination of this Agreement, the Owner shall have the option of obtaining the release of the collateral assignment of the Policy to the Company. To obtain such release, the Owner shall pay or cause to be paid to the Company an amount equal to the total amount that the Company has advanced with respect to the Policy under Section
3.1.2 together with any cash surrender value attributable thereto. Upon receipt of that payment, the Company promptly shall release the collateral assignment of the Policy.

                  9.2 If the Owner fails to exercise such option within such sixty (60) day period with respect to the Policy, then the Owner shall transfer the Policy to the Company. Thereafter, neither the Owner, the Employee, nor their respective heirs, assigns or beneficiaries shall have any further interest in and to the Policy, either under the terms thereof or under this Agreement.

       10. Insurer. The Insurer shall be fully discharged from its obligations under the Policy by payment of the Policy death benefit to the beneficiary or beneficiaries named in the


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
Policy, subject to the terms and conditions of the Policy. In no event shall the Insurer be considered a party to this Agreement, or any modification or amendment hereof. No provision of this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying, or in any other way affecting the obligations of the Insurer as expressly provided in the Policy, except insofar as the provisions hereof are made a part of the Policy by the collateral assignment executed by the Owner and filed with the Insurer in connection herewith.

       11. Amendment. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

       12. Succession. This Agreement shall be binding upon and shall inure to the benefit of the Company and its successors and assigns, and the Employee, the Owner and their respective successors, assigns, heirs, executors, administrators and beneficiaries.

       13. Notices. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of notice, consent or demand.

       14. Captions. The captions of the Sections herein are inserted as a matter of convenience of reference only and in no way define, limit or describe the scope of this Agreement or any provisions hereof.

       15. Governing Law. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania and shall be enforced in the Commonwealth of Pennsylvania.

       16. Trust Agreement. Recognizing that the Owner is a trustee and that the Policy is held in trust, the parties agree that the terms of this Agreement shall control in the event of any inconsistencies between the terms of this Agreement and the terms of the trust agreement.

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         IN WITNESS  WHEREOF,  the  Company  has  caused  this  Agreement  to be executed by its duly authorized officer and the Employee and the Owner have hereunto set their hands and seals on the dates set forth below.


Attest:                               PMA CAPITAL CORPORATION



Robert L. Pratter                     By:  John W. Smithson
------------------                         -------------------------



                                      /s/ Frederick W. Anton, III
                                      -------------------------------
                                      FREDERICK W. ANTON, III


                                      IRREVOCABLE DEED OF TRUST
                                      OF FREDERICK W. ANTON, III,
                                      DATED OCTOBER 25, 1995


                                      By:    Frank G. Cooper, Trustee
                                             ---------------------------
                                             Frank G. Cooper, Trustee







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                                   Schedule A

         The following life insurance policy is subject to this 1999 Pacific Life Split-Dollar Life Insurance Agreement:


                                                         Approximate
         Insurer                                       Initial Face Amount
         -------                                       -------------------

Pacific Life Insurance Co.                               $1,567,748















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                                  ADDENDUM "1"

                              COLLATERAL ASSIGNMENT


         A . FOR VALUE RECEIVED the undersigned hereby assigns, transfers and sets over to PMA Capital Corporation, a Pennsylvania Corporation, its successors and assigns (the "Assignee") the Policy issued by Pacific Life Insurance Company (the "Insurer") and any supplementary contracts issued in connection therewith (together, the "Policy"), upon the life of Frederick W. Anton, III, a resident of the Commonwealth of Pennsylvania, and all claims, options, privileges, rights, titles and interests therein and thereunder (except as provided in Paragraph B. hereof), subject to all the terms and conditions of the Policy and to all superior liens, if any, which the Insurer may have against the Policy. The undersigned by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

         B . It is expressly understood and agreed that the Assignee shall have the sole right to collect from the Insurer the net proceeds of the Policy when it becomes a claim by death or maturity and that all other rights under the Policy, including, by way of illustration and not limitation, the right to surrender the Policy, the right to obtain loans or advances on the Policy, the right to designate and change the beneficiary, and the right to elect and to receive dividends, are reserved exclusively to the undersigned and are excluded from this assignment and do not pass by virtue hereof and may be exercised by the undersigned on its sole signature. Nothing herein shall affect funds, if any, now or hereafter held by the Insurer for the purpose of paying premiums under the Policy.

         C . This assignment is made and the Policy is to be held as collateral security for any and all liabilities of the undersigned to the Assignee, either now existing or that may hereafter arise under the Insurance Agreement (collectively, the "Liabilities").

         D . The Assignee covenants and agrees with the undersigned as follows:


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               D1 . That any balance of sums received hereunder from the Insurer remaining after payment of the then existing Liabilities, matured or unmatured, shall be paid by the Assignee to the persons entitled thereto under the terms of the Policy had this assignment not been executed; and

               D2 . That the Assignee shall upon request forward without unreasonable delay to the Insurer the Policy for endorsement for any designation or change of beneficiary or any election of an optional mode of settlement.

         E . The Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee after the Policy becomes a claim by death or maturity, including the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of the rights under the Policy assigned hereby and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the Insurer. Checks for all or any part of the sums payable under the Policy and assigned herein, shall be drawn to the exclusive order of the Assignee if, when, and in such amounts as may be, requested by the Assignee.

         F . The exercise of any right, option, privilege or power given herein to the Assignee shall be at the option of the Assignee; the Assignee may exercise any such right, option, privilege, or power without notice to, or assent by, or without affecting the liability of, or releasing any interest hereby assigned by, the undersigned.

         G . The Assignee may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities in such order as the Assignee shall determine, the proceeds of the Policy hereby assigned or any amount received on account of the Policy by the exercise of any right permitted under this assignment, without resorting to other security.



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         H . The undersigned declares that no proceedings in bankruptcy are pending against it and that its property is not subject to any assignment for the benefit of creditors.

         Signed and sealed as of the _____ day of _______________, 1999.

Witness:                         IRREVOCABLE DEED OF TRUST OF
                                 FREDERICK W. ANTON, III, DATED
                                 OCTOBER 25, 1995


_________________________        By: ________________________________
                                 Frank G. Cooper, Trustee
                                 Owner











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                              CORPORATION'S CONSENT

         As of the day of _______________, 1999, PMA Capital Corporation, having reviewed the foregoing collateral assignment, does hereby consent and agree to the terms and conditions therein set forth.

Attest:                          PMA CAPITAL CORPORATION


By:______________________        By: ________________________________
Title:  Secretary                Title:


















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